UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2003

Wells-Gardner Electronics Corporation

(Exact Name of Registrant as Specified in its Charter)

ILLINOIS	1-8250	36-1944630
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois	60525-3605
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code: (708) 290-2100

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press release dated October 30, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2003, Wells-Gardner Electronics Corporation issued a press release announcing its financial results for the third quarter and first nine months of fiscal 2003.

The information contained in this Current Report, including Exhibit 99.1 hereto, is being furnished, and should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section.  The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS-GARDNER ELECTRONICS CORPORATION

Dated: October 30, 2003	By:	/s/ GEORGE B. TOMA
George B. Toma, CPA, CMA
Vice President of Finance,
Chief Financial Officer,
Treasurer and Corporate Secretary